Execution Version
AMENDMENT NO. 15 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of February 19, 2026
among
NOVELIS INC.,
as Canadian Borrower,
NOVELIS CORPORATION
as a U.S. Borrower,
THE OTHER SUBSIDIARIES OF CANADIAN BORROWER
PARTY HERETO AS BORROWERS,
THE OTHER GUARANTORS PARTY HERETO,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, and U.S. Swingline Lender,
WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender, and
THE ISSUING BANKS PARTY HERETO.

BANK OF AMERICA, N.A.,
BNP PARIBAS,
CITIBANK, N.A., and
DEUTSCHE BANK SECURITIES INC.,
as Co-Syndication Agents.
____________________________________________________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A.,
BNP PARIBAS,
CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC., and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Bookmanagers.

This AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February [19], 2026, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at One Phipps Plaza, 3550 Peachtree Road Suite 1100, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party hereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below) party hereto, the LENDERS party hereto, the ISSUING BANKS party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”), and as U.S. swingline lender (in such capacity, and together with its successors in such capacity, “U.S. Swingline Lender”), and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, and together with its successors in such capacity, “European Swingline Lender”).
RECITALS
WHEREAS, the Borrowers party thereto, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the lenders party thereto immediately prior to the Amendment Effective Date (as defined below) (the “Existing Lenders”), the issuing banks party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrowers have requested amendments to the Credit Agreement to provide for $500,000,000 of incremental commitments that shall be effective and become available as of the Amendment Effective Date;
WHEREAS, after giving effect to the Amendment, the available amount for Incremental Revolving Commitments under Section 2.23 of the Amended Credit Agreement shall be $250,000,000;
WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement;
WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby; and

WHEREAS, the Borrowers, the other Loan Parties, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, each Existing Lender party hereto, each Issuing Bank, and each other Person party hereto, have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Revolving Commitments; Lenders. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date:
(i)Each Lender party hereto with an amount set forth opposite its name on Annex I below the heading “Additional Revolving Commitment” (each such Lender, an “Increasing Lender”), hereby commits to provide Incremental Revolving Commitments as set forth herein.
(ii)Each Increasing Lender hereby confirms and agrees that, subject to the terms and conditions of this Amendment, on the Amendment Effective Date, (a) the Revolving Commitment of such Increasing Lender shall be increased by the amount set forth opposite such Lender’s name on Annex I hereto below the heading “Additional Revolving Commitment”, (b) such Increasing Lender shall have all of the rights and be obligated to perform all of the obligations of a Lender under the Amended Credit Agreement and the other Loan Documents, as increased as herein provided, and (c) the Revolving Commitment of each Existing Lender under the Credit Agreement shall be adjusted as necessary such that the Revolving Commitment (for the avoidance of doubt, after giving effect to the Incremental Revolving Commitments hereunder) of such Existing Lender and of each Increasing Lender under the Amended Credit Agreement shall be as set forth on Annex I hereto opposite such Lender’s name under the heading “Total Revolving Commitment”, and Annex I hereto shall be deemed to amend and restate Annex I of the Credit Agreement. Except for any upfront fees and any customary arrangement, underwriting or similar fees that are paid to any arranger of such Incremental Revolving Commitments in its capacity as such, the Incremental Revolving Commitments shall be on the same terms and conditions as provided in the Amended Credit Agreement. For purposes of the Amended Credit Agreement, any Loans made pursuant to Incremental Revolving Commitments, or any Incremental Revolving Commitments, shall be deemed to be Loans and Commitments, respectively, under the same tranche.
(iii)the Revolving Exposure and other exposures under or in connection with the Revolving Commitments of each Existing Lender (as in effect immediately prior to giving effect to this Amendment) shall, as of the Amendment Effective Date, automatically be reallocated and assigned among the Existing Lenders, including the Increasing Lenders, and settled by the Administrative Agent and the Lenders, in each case in accordance with each such Person’s adjusted shares of such commitments.

This Amendment shall constitute an Increase Joinder and an Assignment and Assumption for purposes of the Credit Agreement, the Amended Credit Agreement, and the other Loan Documents.
Section 3.Lender Agreements.
(a)Each of the Lenders party hereto:
(i)confirms that it has received a copy of the Credit Agreement, the Amended Credit Agreement, and the other Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;
(ii)agrees that it will, independently and without reliance upon any Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the Amended Credit Agreement;
(iii)appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto;
(iv)agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or the Amended Credit Agreement are required to be performed by it as a Lender;
(v)(a) consents to the priority of Liens provided for in the Intercreditor Agreement, (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (c) is deemed to have authorized and instructed each Agent and any sub-agent thereof to enter into the Intercreditor Agreement on its behalf and (d) acknowledges (or is deemed to acknowledge) that it has received and reviewed the Intercreditor Agreement; and
(vi)without limiting the authority granted to the each Agent and any sub-agents thereof in the Credit Agreement and the Amended Credit Agreement, each Lender hereby authorizes and directs each Agent and any sub-agents thereof to enter into the Intercreditor Agreement, any amendment, restatement or supplement thereto, or any other intercreditor agreement on behalf of such Lender, and agrees that such Agent and any sub-agents thereof may take such actions on its behalf as is contemplated by the terms of such intercreditor agreement.
(b)Each Lender hereby expressly consents to, ratifies (genehmigt) and confirms the declarations and acts made by the Collateral Agent on behalf of and in the name of the Assignee as Future Pledgee (as defined in the relevant German Security Agreement) in the German Security Agreements. Each Lender confirms that it is aware of the contents of the German Security Agreements.

Section 4.Amendment. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, Annex I to the Credit Agreement is hereby amended and restated in its entirety by Annex I attached hereto.
Section 5.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders party hereto, the Issuing Banks party hereto and the Agents party hereto:
(a)Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Lenders party hereto, the Issuing Banks, the Administrative Agent and the Collateral Agent.
(b)Loan Documents. The Administrative Agent shall have received executed counterparts of each of the following, properly executed by an authorized signatory of each applicable signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders party hereto:
(i)a Borrowing Base Certificate, dated the Amendment Effective Date and certifying the Borrowing Base as of January 31, 2026 (after giving effect to this Amendment);
(ii)an Additional Secured Debt (as defined in the Intercreditor Agreement) designation certificate executed by the Designated Company in respect of the Additional Revolving Commitments referred to herein, which certificate shall also be delivered to the other parties to the Intercreditor Agreement;
(iii)to the extent applicable, a Note executed by each applicable Borrower in favor of each Lender that has requested a Note prior to the Amendment Effective Date;
(iv)such amendments to, amendments and restatements of, and/or confirmations or reaffirmations of, and/or supplements to, each Guarantee, each Foreign Guarantee, each existing Security Document or other Loan Document, and such additional Security Documents, Loan Documents, UCC and PPSA financing statements, or other filings or actions, in each case as the Administrative Agent, the Collateral Agent or the Lenders party hereto may require in connection with the transactions contemplated hereby;
(c)Corporate Documents. The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)a certificate of the secretary, assistant secretary, managing director or other director of each Loan Party dated the Amendment Effective Date, certifying (1) that attached thereto is a true and complete copy of each Organizational Document (or its equivalent including the constitutional documents) of such Loan Party certified (to the extent customary in the applicable jurisdiction) as of a recent date (but such recency requirement shall be deemed satisfied for any U.S. Loan Party if the “long-form” good standing certificate for such U.S. Loan

Party delivered pursuant to clause (ii) below shows no amendments or modifications to the Organizational Documents of such Loan Party since the last instance when such Organizational Documents were delivered by such Loan Party to the Administrative Agent pursuant to the terms of the Credit Agreement) by the Secretary of State (or equivalent Governmental Authority) of the jurisdiction of its organization, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body or Person) and/or shareholders, as applicable, of such Loan Party authorizing the execution, delivery and performance of, inter alia, this Amendment, the Amended Credit Agreement and the other Loan Documents to which such Person is a party that are required to be executed in connection herewith, and, in the case of the Borrowers, the borrowings under the Amended Credit Agreement, and that such resolutions, or any other document attached thereto, have not been modified, rescinded, amended or superseded and are in full force and effect, (3) as to the incumbency and specimen signature of each officer or authorized signatory executing this Amendment and any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer, director or authorized signatory as to the incumbency and specimen signature of the secretary, assistant secretary, managing director or other director executing the certificate in this clause (i), and other customary evidence of incumbency) and (4) that the borrowing or guarantee or granting of Liens with respect to the Loans or any of the other Secured Obligations would not cause any borrowing, guarantee, security or similar limit binding on any Loan Party to be exceeded, each in form and substance reasonably satisfactory to the Lenders party hereto;
(ii)a certificate as to the good standing (where applicable, or such other customary functionally equivalent certificates or abstracts) of each Loan Party (in so-called “long-form” if available) as of a recent date prior to the Amendment Effective Date, from the Secretary of State in the state or jurisdiction of organization of such Loan Party (or other applicable Governmental Authority), each in form and substance reasonably satisfactory to the Lenders party hereto;
(iii)a certificate from a director of each Irish Guarantor confirming that section 82 of the Companies Act 2014 of Ireland does not restrict its entry into this Amendment and the other Loan Documents to which such Person is a party and that each of the Loan Parties are members of the same group of companies consisting of a holding company and its subsidiaries for the purposes of Section 7 of the Companies Act 2014 of Ireland and Section 8 of the Companies Act 2014 of Ireland;
(iv)up-to date copy of the constitutional documents (e.g., for a German GmbH: Handelsregisterauszug, Gesellschaftsvertrag, Gesellschafterliste) for each German Loan Party; and
(v)such other documents as the Lenders party hereto, Issuing Banks party hereto or the Administrative Agent or Collateral Agent may reasonably request.
(d)Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of Novelis Inc., certifying (i) compliance with the conditions precedent set forth in this Section 5, (ii) compliance with the conditions precedent set forth in Section 2.23(b) of the Amended Credit Agreement, (iii) that no Default has occurred and is continuing and (iv) that each of the representations and warranties made by any Loan Party set forth in Section 6 below or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly related to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(e)Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form of Exhibit O to the Amended Credit Agreement (or in such other form as is satisfactory to the Administrative Agent to reflect applicable legal requirements), dated the Amendment Effective Date and signed by a senior Financial Officer of the Designated Company.
(f)Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the other Agents, the Issuing Banks and the Lenders, (i) a favorable written opinion of Torys LLP, special counsel for the Loan Parties, (ii) a favorable written opinion of local and foreign counsel of the Loan Parties in jurisdictions to be specified by the Administrative Agent (or, in the case of Loan Documents governed by the laws of, or Persons organized under the laws of, the United Arab Emirates, the Dubai International Financial Centre or any other jurisdiction agreed to by the Administrative Agent, foreign counsel of the Agents), in each case (A) dated the Amendment Effective Date, (B) addressed to the Agents, the Issuing Banks and the Lenders, and (C) covering such matters relating to the Amendment, the Amended Credit Agreement and the other Loan Documents delivered on the Amendment Effective Date as the Administrative Agent or the Lenders shall reasonably request, including, but not limited to, matters related to the capacity of each Loan Party to execute and deliver (to the extent applicable), and perform its obligations under, this Amendment, the Amended Credit Agreement and each such Loan Document to which it is a party, and enforceability of this Amendment, the Amended Credit Agreement and each such Loan Document, in the case of clauses (i) and (ii), each in form and substance reasonably satisfactory to the Lenders party hereto.
(g)Payment of Interest, Fees and Expenses. The Administrative Agent and the Increasing Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including (x) fees and other amounts payable pursuant to the Upfront Fee Letter, and (y) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, foreign counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
(h)Representations and Warranties. Each of the representations and warranties contained in Section 6 below and in any other Loan document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.

(i)No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
(j)Requirements of Law. The Administrative Agent shall be satisfied that the Borrowers and their Subsidiaries and the transactions contemplated by this Amendment that are consummated on the Amendment Effective Date shall be in full compliance with all material Requirements of Law, including Regulations T, U and X of the Board, and shall have received satisfactory evidence of such compliance reasonably requested by them.
(k)Consents. All approvals of Governmental Authorities and third parties necessary to execute and deliver this Amendment and the other Loan Documents entered into on the Amendment Effective Date, and to perform all obligations thereunder and under the Amended Credit Agreement, in each case shall have been obtained and shall be in full force and effect.
(l)Litigation. There shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the transactions contemplated by this Amendment or the Amended Credit Agreement.
(m)USA Patriot Act; Beneficial Ownership Certification.
(i)The Administrative Agent and the Lenders shall have received, at least 5 Business Days prior to the Amendment Effective Date, and shall be satisfied with, all documentation and other information that may be requested at least 10 Business Days prior to the Amendment Effective Date by the Administrative Agent and the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the information described in Section 11.13 of the Amended Credit Agreement.
(ii)At least five (5) Business Days prior to the Amendment Effective Date, the Designated Company shall have delivered to the Administrative Agent and each Lender that so requests a Beneficial Ownership Certification for each applicable Borrower at least 10 Business Days prior to the Amendment Effective Date.
Section 6.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
(a)After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.

(b)The execution and delivery by the Canadian Borrower and each other Loan Party, and the performance of this Amendment and the Amended Credit Agreement by the Canadian Borrower and each other Loan Party, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)This Amendment has been duly executed and delivered by the Canadian Borrower and each other Loan Party, and each of this Amendment and the Amended Credit Agreement constitutes the Canadian Borrower’s or such Loan Party’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
(e)As of the Amendment Effective Date, the information included in the Beneficial Ownership Certifications delivered to the Administrative Agent and the Lenders by the applicable Borrowers is true and correct in all respects.
Section 7.Continuing Effect; Liens and Guarantees; No Novation.
(a)Each of the Loan Parties hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)Each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)The Canadian Borrower and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by the Canadian Borrower and any other Loan Party pursuant to the Loan Documents to which any of the Canadian Borrower or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.

(d)Without limiting the generality of this Section 7 or Section 8, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 8.U.S. Reaffirmation.
(a)Each Reaffirming Party hereby confirms its guarantees, assignments, pledges and grants of security interests, as applicable, under each Guarantee and each U.S. Security Agreement to which it is a party, and agrees that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b)Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in any Guarantee and any U.S. Security Agreement will include the “Secured Obligations” as defined in the Amended Credit Agreement.
Section 9.Reference to and Effect on the Loan Documents.
(a)Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)The execution and delivery of this Amendment by any Loan Party shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party is not a party.
(d)This Amendment shall constitute a Loan Document.
Section 10.Further Assurances; Post-Closing Requirements.
(a)The Canadian Borrower and each other Loan Party hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 11.Counterparts.
(a)This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b)This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 12.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 13.Submission to Jurisdiction; Waiver of Venue; Service of Process. Sections 11.09(b), (c) and (d) of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
Section 14.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 15.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.1

NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Canadian Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Assistant Treasurer

1 NTD: Under review by Torys.
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Borrower and a U.K. Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: _______________________
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Swiss Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

4260848 CANADA INC., as a Canadian Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor

By:
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:
Name:
Title:
witness:
By:
Name:
Title:

Address:

Occupation:

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND GMBH,
as a German Borrower and a German Guarantor
By:
Name:    Gregg Murphey
Title:    Person Authorized
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:
Name:
Title:
witness:
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ALUMINUM HOLDINGS CORPORATION, as a U.S. Borrower and a Guarantor
By:
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, INC., as a U.S. Borrower and a Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ASSET MANAGEMENT CORPORATION, as a U.S. Borrower and a Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ALUMINUM-ALABAMA, LLC, as a U.S. Borrower and a Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Person Authorized

NOVELIS KOBLENZ GMBH, as a German Borrower and a German Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Person Authorized

NOVELIS CASTHOUSE GERMANY GMBH, as a German Borrower and a German Guarantor

By: _______________________
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS NETHERLANDS B.V., as a Dutch Guarantor By: _______________________ Name: Gregg Murphey Title: Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender
By:    ______________________________
    Name: ________________________
    Title: _________________________
WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender
By:    ______________________________
    Name: ________________________
    Title: _________________________

[SIGNATURE PAGE TO AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]
55119442.3

Annex I
Commitments

Lender	Existing Revolving Commitments	Additional Revolving Commitments	Total Revolving Commitments
Bank of America, N.A.	$185,000,000.00	$25,000,000.00	$210,000,000.00
Bank of Montreal, Chicago Branch Bank of Montreal, Toronto Branch	$80,000,000.00	$20,000,000.00	$100,000,000.00
Barclays Bank PLC	$80,000,000.00	$20,000,000.00	$100,000,000.00
BNP Paribas	$185,000,000.00	$25,000,000.00	$210,000,000.00
Citibank, N.A.	$185,000,000.00	$25,000,000.00	$210,000,000.00
Truist Bank	$80,000,000.00	$20,000,000.00	$100,000,000.00
Deutsche Bank AG New York Branch	$185,000,000.00	$25,000,000.00	$210,000,000.00
HSBC Bank USA, National Association	$80,000,000.00	$20,000,000.00	$100,000,000.00
ING Capital LLC	$80,000,000.00	$20,000,000.00	$100,000,000.00
JPMorgan Chase Bank, N.A.	$80,000,000.00	$130,000,000.00	$210,000,000.00
Mizuho Bank, Ltd.	$80,000,000.00	$20,000,000.00	$100,000,000.00
Morgan Stanley Bank, N.A.	$80,000,000.00	$20,000,000.00	$100,000,000.00
PNC Bank, N.A.	$80,000,000.00	$20,000,000.00	$100,000,000.00
Regions Bank	$80,000,000.00	$20,000,000.00	$100,000,000.00
Standard Chartered Bank	$80,000,000.00	$20,000,000.00	$100,000,000.00
Crédit Agricole Corporate and Investment Bank	$80,000,000.00	$20,000,000.00	$100,000,000.00
Wells Fargo Bank, National Association	$300,000,000.00	$50,000,000.00	$350,000,000.00
TOTAL	$2,000,000,000.00	$500,000,000.00	$2,500,000,000.00

26